                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 1997

                      GREAT WESTERN FINANCIAL CORPORATION
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  1-4075                  95-1913457
---------------------------------------------------------------------
(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation)



   9200 Oakdale Avenue, Chatsworth, California      91311
---------------------------------------------------------------------
    (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number including area code:  (818) 775-3411

         (Former name or former address, if changed since last report.)
          Not applicable.

Item 5    Other Events.
          ------------

          Great Western Financial Corporation today reported 1996 fourth quarter earnings of $5.1 million, or $.01 per share, compared with 1995 fourth quarter earnings of $98.6 million, or $.66 per share. Fourth quarter 1996 operating earnings were $85 million, or $.58 per share, before the impact of several non-recurring charges and a net gain from the divestiture of the company's student lending business.

          The previously announced charges include a $68.3 million pre-tax restructuring charge primarily for a comprehensive reengineering of the company's mortgage origination operation and to consolidate office space at the company's corporate headquarters, a $50 million provision relating to the bulk sale of nonperforming assets in the company's real estate loan portfolio, a $21.4 million pre-tax charge to redeem two issues of Great Western Bank's subordinated notes, and a charge related to litigation. The charges were partially offset by a pre-tax net gain of $22.5 million resulting from the previously announced agreement to sell the company's student lending business to Crestar Bank.

          For the year 1996, earnings were $116 million, or $.69 per share, compared with $261 million, or $1.71 per share for 1995. Earnings for the year 1996 were reduced by the effect of a special one-time federal deposit insurance assessment imposed on the nation's thrift industry. Without this $188 million special insurance premium assessment charged during the third quarter, and the non-recurring charges taken during the fourth quarter, annual earnings for 1996 were $311 million, or $2.09 per share.

          Net interest income totaled $335 million in the 1996 fourth quarter, compared with $351 million in the same period of 1995. Net interest income for the year 1996 was $1.4 billion compared with $1.3 billion for the year 1995.

          The interest spread, the difference between the yield on interest earning assets and the company's interest bearing liabilities, was 3.05 percent for the fourth quarter of 1996, compared with 3.10 percent during the previous quarter. For the year-ago fourth quarter, the interest spread was 3.19 percent. The interest spread for the year 1996 was 3.15 percent, compared with 3.00 percent for the year 1995.

          Noninterest expense in the fourth quarter of 1996 was $260 million (excluding the non-recurring charges) compared with $241 million (excluding the special federal deposit insurance assessment) in the third quarter of 1996, $260 million in the second quarter of 1996, and $267 million in the first quarter of 1996. Noninterest expense was $253 million in the fourth quarter of 1995.

          Retail banking fees totaled $50.7 million during the fourth quarter of 1996, compared with $40.9 million in the year-ago fourth quarter. For the year 1996, retail banking fees were $180 million, compared with $155 million for the year 1995.

          New real estate loan volume was $1.6 billion in the fourth quarter of 1996, compared with $1.7 billion in the previous quarter, and $1.4 billion in the fourth quarter of 1995. For the year 1996, new real estate loan volume was $6.1 billion, compared with $7.3 billion in 1995. Approximately 80 percent of new loan originations in 1996 were adjustable rate mortgages, compared with 83 percent in 1995. New real estate loans originated outside California increased to 61% of originations in 1996, compared with 50 percent in 1995, 45 percent in 1994 and 37 percent in 1993.

          Nonperforming assets were $546 million, or 1.27 percent of total assets at December 31, 1996, which includes the effect of the previously announced bulk sale of $292 million of nonperforming assets during the fourth quarter of 1996. Nonperforming assets at September 30, 1996 were $778 million, or 1.79 percent of total assets, and were $768 million, or 1.72 percent of total assets at December 31, 1995.

          The company's Consumer Finance Group produced net income of $61.7 million in 1996, compared with $64.3 million in 1995. Based in Tampa, Fla., the Consumer Finance Group primarily originates retail consumer loans through a network of more than 500 offices in 24 states.

          The company also reported that it has purchased approximately 6.8 million shares of its common stock to date as part of a stock repurchase program announced in July, and that it expects to complete the initial authorization of
7.5 million shares. The company also anticipates commencing an additional repurchase program in 1997.

          Set forth below are a consolidating statement of operations for the three months and the year ended December 31, 1996, and selected financial statistics for the same periods.

                      GREAT WESTERN FINANCIAL CORPORATION
                     CONSOLIDATING STATEMENT OF OPERATIONS
                   (Dollars in thousands, except per share)
                                   Unaudited

                                                                    Table 1 of 5

                                                            Consumer
                                                Banking      Finance
For the three months ended December 31        Operations       Group      1996        1995
--------------------------------------        ----------    --------  --------   ---------
INTEREST INCOME
 Real estate loans                             $522,719      $     -  $522,719    $515,748
 Mortgage-backed securities                     143,369            -   143,369     189,044
 Consumer loans                                  12,004       93,974   105,978     104,081
 Securities and other                            27,129        2,352    29,481      26,014
                                               --------      -------  --------    --------
                                                705,221       96,326   801,547     834,887
INTEREST EXPENSE
 Deposits                                       291,004        2,182   293,186     313,773
 Borrowings                                     141,909       31,441   173,350     170,273
                                               --------      -------  --------    --------
                                                432,913       33,623   466,536     484,046
                                               --------      -------  --------    --------
NET INTEREST INCOME                             272,308       62,703   335,011     350,841
Provision for loan losses                        70,500       15,400    85,900      50,300
Noninterest income
 Retail banking fees                             50,722            -    50,722      40,927
 Servicing fees                                  13,304            -    13,304      14,239
 Securities operations                            8,046            -     8,046       7,729
 Net insurance operations                         2,090        5,879     7,969       7,986
 Real estate fees                                 8,301            -     8,301       6,291
 Net gain on sale of student loans               22,960            -    22,960         170
 Net gain on sale of mortgages                    3,234            -     3,234      18,034
 Net (loss) gain on securities and investments   (2,900)           -    (2,900)      8,642
 Other                                               61        2,399     2,460       2,453
                                               --------      -------  --------    --------
Total noninterest income                        105,818        8,278   114,096     106,471
Noninterest expense
 Salaries and benefits                           82,049       16,522    98,571     103,927
 Premises                                        41,618        2,785    44,403      43,313
 Restructuring expense                           68,293            -    68,293           -
 FDIC insurance premium                          16,487            1    16,488      16,397
 Amortization of intangibles                      7,469        1,964     9,433      10,090
 Advertising and promotion                        5,541        1,841     7,382       9,961
 Net real estate operations                       5,522            -     5,522       6,100
 Other                                           97,708        9,875   107,583      63,657
                                               --------      -------  --------    --------
Total noninterest expense                       324,687       32,988   357,675     253,445
                                               --------      -------  --------    --------
EARNINGS (LOSS) BEFORE TAXES ON INCOME          (17,061)      22,593     5,532     153,567
Taxes (benefit) on income                        (6,400)       6,800       400      55,000
                                               --------      -------  --------    --------
NET EARNINGS (LOSS)                            $(10,661)     $15,793  $  5,132    $ 98,567
                                               ========      =======  ========    ========

Primary earnings per common share                                     $   0.01    $   0.67
Fully diluted earnings per common share                                   0.01        0.66
Average common shares outstanding
 Without dilution                                                  140,407,688 138,956,721
 Fully diluted                                                     140,434,137 139,081,156
Dividends per common share                                            $   0.25    $   0.23
Net earnings (annualized) as a percent of
 Average assets                                                           0.05%       0.88%
 Average equity                                                           0.79%      14.57%


                      GREAT WESTERN FINANCIAL CORPORATION
                     CONSOLIDATING STATEMENT OF OPERATIONS
                   (Dollars in thousands, except per share)
                                   Unaudited
                                                                    Table 2 of 5

                                                        Consumer
                                             Banking     Finance
For the year ended December 31            Operations       Group        1996        1995
------------------------------           -----------  ----------  ---------- -----------
INTEREST INCOME
 Real estate loans                        $2,066,854    $      -  $2,066,854  $1,985,346
 Mortgage-backed securities                  638,424           -     638,424     752,524
 Consumer loans                               44,472     370,314     414,786     402,591
 Securities and other                        104,684       9,183     113,867      98,250
                                          ----------    --------  ----------  ----------
                                           2,854,434     379,497   3,233,931   3,238,711
INTEREST EXPENSE
 Deposits                                  1,170,313       9,166   1,179,479   1,217,085
 Borrowings                                  564,843     111,592     676,435     719,497
                                          ----------    --------  ----------  ----------
                                           1,735,156     120,758   1,855,914   1,936,582
                                          ----------    --------  ----------  ----------
NET INTEREST INCOME                        1,119,278     258,739   1,378,017   1,302,129
Provision for loan losses                    150,171      58,800     208,971     187,700
Noninterest income
 Retail banking fees                         179,871           -     179,871     154,862
 Servicing fees                               45,684           -      45,684      55,159
 Securities operations                        30,175           -      30,175      21,092
 Net insurance operations                      7,214      22,356      29,570      28,861
 Real estate fees                             29,105           -      29,105      24,208
 Net gain on sale of student loans            23,388           -      23,388         495
 Net gain on sale of mortgages                    52           -          52      22,409
 Net (loss) gain on securities and
  investments                                (11,147)          -     (11,147)     13,048
 Other                                           278       4,849       5,127       7,534
                                          ----------    --------  ----------  ----------
Total noninterest income                     304,620      27,205     331,825     327,668
Noninterest expense
 Salaries and benefits                       366,880      71,724     438,604     441,366
 SAIF special assessment                     188,359           -     188,359           -
 Premises                                    168,593      11,024     179,617     179,654
 Restructuring expense                        68,293           -      68,293           -
 FDIC insurance premium                       65,096           4      65,100      66,365
 Amortization of intangibles                  29,874       7,848      37,722      40,286
 Advertising and promotion                    28,113       4,848      32,961      35,661
 Net real estate operations                      726           -         726       5,605
 Other                                       269,876      32,991     302,867     251,038
                                          ----------    --------  ----------  ----------
Total noninterest expense                  1,185,810     128,439   1,314,249   1,019,975
                                          ----------    --------  ----------  ----------
EARNINGS BEFORE TAXES ON INCOME               87,917      98,705     186,622     422,122
Taxes on income                               33,800      37,000      70,800     161,100
                                          ----------    --------  ----------  ----------
NET EARNINGS                              $   54,117    $ 61,705  $  115,822  $  261,022
                                          ==========    ========  ==========  ==========

Primary earnings per common share                                 $     0.69  $     1.72
Fully diluted earnings per common share                                 0.69        1.71
Average common shares outstanding
 Without dilution                                                138,505,046 137,111,074
 Fully diluted                                                   139,250,206 137,951,442
Dividends per common share                                        $     0.98  $     0.92
Net earnings as a percent of
 Average assets                                                         0.27%       0.59%
 Average equity                                                         4.23%      10.03%

                      GREAT WESTERN FINANCIAL CORPORATION
                         SELECTED FINANCIAL STATISTICS
                   (Dollars in thousands, except per share)
                                   Unaudited

                                                                    Table 3 of 5

At December 31                                                                      1996             1995
--------------                                                           --------------- -----------------
ASSETS
 Cash, U.S. government and other securities available for sale             $  2,113,575     $  2,186,876
 Mortgage-backed securities held to maturity                                  1,625,837        1,886,736
 Mortgage-backed securities available for sale                                6,162,714        7,916,705
 Loans, net of allowance for loan and lease losses                           30,717,320       29,401,644
 Loans available for sale                                                       105,872          485,705
 Investment in Federal Home Loan Banks                                          377,946          341,102
 Real estate available for sale or development, net                             159,997          217,112
 Accrued interest receivable                                                    245,539          298,640
 Premises and equipment, net                                                    552,422          604,672
 Intangibles arising from acquisitions                                          285,991          323,713
 Other assets                                                                   527,359          923,859
                                                                           ------------     ------------
                                                                           $ 42,874,572     $ 44,586,764
                                                                           ============     ============
LIABILITIES
 Deposits                                                                  $ 28,586,773     $ 29,234,928
 Borrowings                                                                  10,501,813       11,345,634
 Accrued interest payable                                                       172,324          104,607
 Taxes on income, principally deferred                                          226,075          378,381
 Other liabilities and accrued expenses                                         692,387          600,738
CAPITAL SECURITIES OF SUBSIDIARY TRUST                                          100,000          100,000
STOCKHOLDERS' EQUITY                                                          2,595,200        2,822,476
                                                                           ------------     ------------
                                                                           $ 42,874,572     $ 44,586,764
                                                                           ============     ============

Stockholders' equity per common share                                      $      17.63     $      18.42
Tangible stockholders' equity per common share                                    15.55            16.06
Common shares outstanding                                                   137,875,955      137,279,331
Loans serviced for others                                                  $ 11,686,932     $ 11,110,068
Unrealized holding gains, net of taxes                                           76,959          108,433

NONPERFORMING ASSETS AND
 TROUBLED DEBT RESTRUCTURINGS
 Delinquent loans (more than 90 days past due)                             $    352,002     $    486,524
 Troubled debt restructurings                                                    74,196          108,385
 Real estate owned                                                              119,799          173,405
                                                                           ------------     ------------
                                                                           $    545,997     $    768,314
                                                                           ============     ============
 Percent to total assets                                                           1.27%            1.72%

GREAT WESTERN BANK, A FEDERAL SAVINGS BANK
REGULATORY CAPITAL RATIOS
 Leverage/tangible capital (1)                                                     5.85%            5.66%
 Tier 1 risk-based capital (1)                                                     9.75%            9.40%
 Risk-based capital (1)                                                           11.20%           11.81%

 (1) Amounts at December 31, 1996 are preliminary.

                      GREAT WESTERN FINANCIAL CORPORATION
                         SELECTED FINANCIAL STATISTICS
                            (Dollars in thousands)
                                   Unaudited
                                                              Table 4 of 5

At or for the three months ended December 31        1996           1995
--------------------------------------------   ------------   ------------
Allowance for loan and lease losses
 Beginning balance                             $   321,630    $   378,562
 Provision for loan losses
  Real estate loans
   Single-family                                    83,901         32,544
   Commercial and other                            (14,993)             -
  Consumer finance                                  15,400         17,100
  Other                                              1,592            656
                                               ------------   ------------
   Total provision for loan losses                  85,900         50,300
                                               ------------   ------------

 Net charge-offs
  Real estate loans
   Single-family                                   (83,611)       (48,786)
   Commercial and other                             (4,399)        (2,783)
  Consumer finance                                  (3,940)       (14,200)
  Other                                             (1,881)          (244)
                                               ------------   ------------
   Total net charge-offs                           (93,831)       (66,013)
                                               ------------   ------------
 Ending balance                                $   313,699    $   362,849
                                               ------------   ------------


At or for the year ended December 31
------------------------------------
Allowance for loan and lease losses
 Beginning balance                            $    362,849    $    438,051
 Provision for loan losses
  Real estate loans
   Single-family                                   187,420        161,025
   Commercial and other                            (39,908)       (18,000)
  Consumer finance                                  58,800         48,500
  Other                                              2,659         (3,825)
                                               ------------   ------------
   Total provision for loan losses                 208,971        187,700
                                               ------------   ------------

 Net charge-offs
  Real estate loans
   Single-family                                  (195,687)      (193,857)
   Commercial and other                            (14,374)       (21,879)
  Consumer finance                                 (44,323)       (46,149)
  Other                                             (3,737)        (1,017)
                                               ------------   ------------
   Total net charge-offs                          (258,121)      (262,902)
                                               ------------   ------------
 Ending balance                                $   313,699    $   362,849
                                               ------------   ------------


                      GREAT WESTERN FINANCIAL CORPORATION
                         SELECTED FINANCIAL STATISTICS
                            (Dollars in thousands)
                                   Unaudited
                                                        Table 5 of 5

For the three months ended December 31        1996           1995
--------------------------------------   ------------   ------------
Interest spread for the period
 Average yield on
  Loans                                         8.02%          8.21%
  Mortgage-backed securities                    7.12           7.36
  Securities                                    6.26           6.46
                                         ------------   ------------
  Earning assets                                7.77           7.93
 Average cost of
  Deposits                                      4.07           4.28
  Borrowings                                    6.43           5.91
                                         ------------   ------------
  Funds                                         4.72           4.74
                                         ------------   ------------
 Interest spread                                3.05%          3.19%
                                         ============   ============

New loans originated
 Real estate                              $1,632,143     $1,446,156
 Consumer                                    699,974        754,530
                                         ------------   ------------
  Total new loans                         $2,332,117     $2,200,686
                                         ============   ============

Real estate loan sales                      $475,528       $507,366
(Decrease) in deposits                      (265,927)      (197,248)
Increase in unrealized holding gains, net
 of taxes                                     28,252         90,697

For the year ended December 31
------------------------------
Interest spread for the period
 Average yield on
  Loans                                         8.08%          8.08%
  Mortgage-backed securities                    7.19           7.18
  Securities                                    6.24           6.36
                                         ------------   ------------
  Earning assets                                7.81           7.79
 Average cost of
  Deposits                                      4.07           4.17
  Borrowings                                    6.21           6.43
                                         ------------   ------------
  Funds                                         4.66           4.79
                                         ------------   ------------
 Interest spread                                3.15%          3.00%
                                         ============   ============

New loans originated
 Real estate                              $6,146,438     $7,281,157
 Consumer                                  2,343,802      2,407,053
                                         ------------   ------------
  Total new loans                         $8,490,240     $9,688,210
                                         ============   ============

Real estate loan sales                    $1,478,008     $1,113,259
(Decrease) increase in deposits             (648,155)       533,981
(Decrease) increase in unrealized holding
 gains, net                                  (31,474)       163,517


          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         GREAT WESTERN FINANCIAL CORPORATION

                            /s/ Stephen F. Adams
                            -----------------------------------
                              By:  Stephen F. Adams
                              Title:  First Vice President


DATED:  January 22, 1997

                                       9